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                                                                  Exhibit 10(ff)


                                                                  EXECUTION COPY
                                                                  --------------


                             AMENDMENT No.2 TO THE
                           ELDER-BEERMAN MASTER TRUST
                            SERIES 1997-1 SUPPLEMENT


         AMENDMENT No.2 TO THE ELDER-BEERMAN MASTER TRUST SERIES 1997-1 SUPPLEMENT, dated as of November 24, 1999 among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor (the "TRANSFEROR"), THE EL-BEE CHARGIT CORP., an Ohio corporation, as Servicer (the "SERVICER"), BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "TRUSTEE"), the holder of the Exchangeable Transferor Certificate (as defined in the Pooling and Servicing Agreement referred to below) party hereto and each of the holders of the Investor Certificates (as defined in the Pooling and Servicing Agreement referred to below) party hereto.

         PRELIMINARY STATEMENTS:

         (1) The Transferor, the Servicer and the Trustee have entered into the ELDER-BEERMAN MASTER TRUST SERIES 1997-1 SUPPLEMENT, dated as of December 30, 1997, as amended by the Amendment No. 1 to the Elder-Beerman Master Trust Series 1997-1 Supplement, dated as of November 25, 1998 (as so amended and as further amended, supplemented or otherwise modified through the date hereof, the "SUPPLEMENT") to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, the Servicer and the Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND
SERVICING AGREEMENT"; all capitalized terms not otherwise defined herein are used herein as defined in the Pooling And Servicing Agreement).

         (2) The Program Agent with respect to the Supplement has requested that the Assignee Rate set forth in the Supplement be amended.

         (3) The parties hereto have agreed to so amend the Assignee Rate on the terms and conditions as set forth herein.

         SECTION 1. AMENDMENTS TO THE SUPPLEMENT. The Supplement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by deleting the definition of "ASSIGNEE RATE" in Section 2.01(e) thereof and by replacing such definition by the following definition:

               "ASSIGNEE RATE" means, for any Interest Period, an interest rate per annum equal to the Adjusted Eurodollar Rate PLUS 2.00%; PROVIDED, HOWEVER, that, if (x) it shall become unlawful for Citibank, N.A. to obtain funds in the London interbank market in
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        order to purchase, fund or maintain its initial investment in the Class
        A Certificates or any Increase hereunder, or deposits in dollars (in the applicable amounts) are not being offered by Citibank, N.A. in the London interbank market, or (y) Citibank, N.A. is unable to establish the Adjusted Eurodollar Rate for any applicable period due to circumstances affecting the London interbank market generally, or (z) a Series 1997-1 Majority in Interest of the Class A Certificateholders or the Collateral Investor Certificateholders notifies the Transferor and the Program Agent of their determination that the Adjusted Eurodollar Rate will not adequately reflect the cost of funding or maintaining the Class A Invested Amount or Collateral Invested Amount, respectively (until a Series 1997-1 Majority in Interest of such Class A Certificateholders or Collateral Investor Certificateholders, as applicable, shall have notified the Transferor and the Program Agent that such Series 1997-l Majority in Interest has determined that the Adjusted Eurodollar Rate will adequately reflect such cost), then, in each case, the Assignee Rate shall be the Alternate Base Rate in effect from time to time PLUS 1/2 of 1%; PROVIDED FURTHER that following the occurrence and during the continuation of an Early Amortization Period, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to the provisions set forth above PLUS 1/2 of 1% per annum.

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when the Program Agent shall have received counterparts of this Amendment executed by all the parties hereto. This Amendment is subject to the provisions of Section 7.05 of the Supplement.

         SECTION 3. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Supplement to "this Supplement", "hereunder", "hereof" or words of like import referring to the Supplement, and each reference in the Transaction Documents to "the Supplement", "thereunder", "thereof" or words of like import referring to the Supplement with respect to the Series 1997-1, shall mean and be a reference to such Supplement, as amended by this Amendment.

         (b) The Supplement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

         SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature
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page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       THE EL-BEE RECEIVABLES CORPORATION,
                                         as Transferor


                                       By: /s/ Scott J. Davido
                                          ------------------------------------
                                          Name:
                                          Title:   Scott J. Davido
                                                   President



                                       THE EL-BEE CHARGIT CORP., as Servicer


                                       By: /s/ Scott J. Davido
                                          ------------------------------------
                                          Name:  Scott J. Davido
                                          Title: Senior Vice President,
                                                   Secretary and Treasurer



                                       BANKERS TRUST COMPANY, as Trustee


                                       By: /s/ Louis Bodi
                                          ------------------------------------
                                          Name: Louis Bodi
                                          Title: Vice President




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                   EXCHANGEABLE TRANSFEROR CERTIFICATE HOLDER

                                       THE EL-BEE RECEIVABLES CORPORATION


                                       By: /s/ Scott J. Davido
                                          ------------------------------------
                                          Name:  Scott J. Davido
                                          Title: President




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                          CLASS A CERTIFICATE HOLDERS

                                       CORPORATE RECEIVABLES CORPORATION


                                       By: CITICORP NORTH AMERICA, INC., as
                                             Attorney-in-Fact


                                       By: /s/ Arthur Bovino
                                           -----------------------------------
                                           Name: Arthur Bovino
                                           Title: Vice President




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                    COLLATERAL INVESTOR CERTIFICATE HOLDERS

                                       BALANCED HIGH YIELD FUND I LTD.
                                         By: BHF (USA) CAPITAL CORPORATION,
                                             as Attorney-in-Fact



                                             By  /s/ John Sykes
                                               -------------------------------
                                               Name:  John Sykes
                                               Title: V.P.



                                             By /s/ Ralph Della Rocca
                                               -------------------------------
                                               Name:  RALPH DELLA ROCCA
                                               Title: ASSISTANT VICE PRESIDENT




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                   SUBORDINATED TRANSFEROR CERTIFICATE HOLDERS

                                       THE EL-BEE RECEIVABLES CORPORATION,
                                         as Transferor


                                       By: /s/ Scott J. Davido
                                          ------------------------------------
                                          Name:  Scott J. Davido
                                          Title: President